MERRILL  LYNCH
EMERGING TIGERS
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
August 31, 1997



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not asa complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #17033 -- 8/97


[RECYCLE LOGO]

Printed on post-consumer recycled paper



MERRILL LYNCH EMERGING TIGERS FUND, INC.

Asset Allocation
As a Percentage* of
Net Assets as of
August 31, 1997


[GRAPHIC LINE CHART OMITTED: FUND'S ASSET ALLOCATION AS A PERCENTAGE* OF NET ASSETS AS OF AUGUST 31, 1997]

Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of August 31, 1997

INDIA                    5.8%
INDONESIA                9.0%
MALAYSIA                16.6%
THAILAND                 2.5%
SINGAPORE               16.8%
CHINA                   22.1%
INDOCHINA                1.2%
PHILIPPINES             11.6%

* Total may not equal 100%.



Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1997

DEAR SHAREHOLDER

The quarter ended August 31, 1997 proved to be one of the most difficult in recent years for the Asian tiger stock markets. Turmoil in the foreign currency markets created the impetus for widespread share price declines, as reflected in the 31.61% decline in the unmanaged Southeast Asia Emerging Markets Index for the three-month period. Merrill Lynch Emerging Tigers Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -29.45%, -29.58%, -29.67% and -29.56%, respectively, for the period. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

Portfolio Matters
There were two types of currency devaluations that took place in the Asian tiger countries during the August quarter. The first was a devaluation driven by fundamental factors, as was the case in Thailand. With a large current account deficit, a highly leveraged property market, an increasing level of nonperforming loans at banks because of their exposure to the property sector, and a large amount of private sector foreign borrowing, Thailand could not support its overvalued currency peg to the US dollar. The second type of devaluation took place in the wake of the Thai baht devaluation because investors feared that the negative fundamentals in Thailand would spread to other Asian tiger countries. This was the case in the Philippines and Indonesia. In Malaysia, the currency devaluation was initially caused by negative investor sentiment, but ultimately was the result of deteriorating fundamentals.

However, no matter what the cause, the negative effects of currency devaluation are the same. First, higher interest rates are needed to support the currency until stability returns to the foreign exchange market. Second, with higher interest rates sustained over a period of several months, we expect that corporate earnings will be downgraded through the rest of 1997 and possibly into the first quarter of 1998. Third, lower corporate earnings, high interest rates, and the decline in domestic demand associated with the negative wealth effect of declining stock markets will probably result in lower gross domestic product (GDP) growth.

In our view, economic recovery for most Asian tiger countries will depend on two factors: the policies pursued by governments and the state of their economies prior to the currency devaluations. Therefore, our longer-term outlook is more optimistic for the Philippines and Indonesia, whose governments are pursuing appropriate policies to stabilize their currencies and whose economies are on a stronger footing. In our view, Singapore is also likely to emerge more quickly from the currency crisis, since the country has a strong current account surplus and its banks are in strong financial positions. We are currently neutrally weighted in Indonesia and overweighted in the Philippines.

Recovery is likely to be more difficult for Malaysia and Thailand, in our view. Although Thailand received a $15 billion aid package from the International Monetary Fund to inject liquidity into its financial system, the government will not take the tough steps needed to get the economy back on track, in our opinion. Furthermore, the present Thai government may not be able to stay in power. In the case of Malaysia, the government took steps to restrict share trading which, in our view, has set the country back in its progress toward recognition as an international financial center. Although these restrictions were subsequently removed, we expect that it will take some time for foreign investors' confidence to be restored in Malaysia. The government's current policies are not addressing the problems of an overheating economy and property market, and appear to stress strong GDP growth even though the economy needs to slow down to contain inflationary pressures. The Malaysian currency is at its lowest level relative to the US dollar since 1973. We are currently underweighted in Malaysia and Thailand. Our Malaysian holdings are focused in consumer non-durables, newspapers and insurance companies.

Our strategy in response to the turmoil in Southeast Asian markets is to maintain a very overweighted position in The People's Republic of China, primarily through investment in so-called "red chips" traded in Hong Kong. In contrast to most other Asian tiger countries, China is in an upturn in its business cycle. Exports remain strong, and the economy is now being driven by increased liquidity as disinflation has brought about lower interest rates. Over the longer term, we expect the driving force in the Chinese economy to be the restructuring of state-owned enterprises. In our view, more privatizations will result in more efficient companies. Among the Fund's Chinese holdings are China Resources Enterprise Ltd. and Shanghai Industrial Holdings Ltd. These two conglomerates have the potential to become very profitable enterprises in the future.

We are also overweighted in India. With lower interest rates and consequently, greater liquidity, we expect corporate earnings to improve over the next six months. Although the rupee may be devalued in sympathy with the currency crisis in other countries, we believe that investors will ultimately realize that India, like China, is at a positive point in the business cycle.

In Conclusion
The coming months are likely to continue to be very volatile for the Asian tiger stock markets. However, such an environment can create opportunities to establish new long-term investments at attractive valuations. We will continue to monitor the emerging tiger stock markets carefully in an effort to discern when such opportunities become available.

We thank you for your investment in Merrill Lynch Emerging Tigers Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely


/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/KARA TAN BHALA
Kara Tan Bhala
Vice President and Portfolio Manager

September 24, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results


                                                                                                12 Month        3 Month
                                                     8/31/97       5/31/97       8/31/96        % Change        % Change
Class A Shares                                       $10.66        $15.11        $14.93         -28.60%         -29.45%
Class B Shares                                        10.57         15.01         14.90         -29.06          -29.58
Class C Shares                                        10.55         15.00         14.89         -29.15          -29.67
Class D Shares                                        10.63         15.09         14.92         -28.75          -29.56
Class A Shares -- Total Return                                                                  -28.39(1)       -29.45
Class B Shares -- Total Return                                                                  -29.06          -29.58
Class C Shares -- Total Return                                                                  -29.15          -29.67
Class D Shares -- Total Return                                                                  -28.61(2)       -29.56

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.046 per share ordinary income distributions.
(2) Percent change includes reinvestment of $0.030 per share ordinary income distributions.






Performance
Summary --
Class A Shares+

                             Net Asset Value                Capital Gains
Period Covered           Beginning        Ending             Distributed             Dividends Paid*             % Change**
3/4/94 -- 12/31/94         $14.18        $14.02                  --                        --                    + 0.12%
1995                        14.02         14.09                  --                      $0.148                  + 0.58
1996                        14.09         15.79                  --                       0.057                  +12.40
1/1/97 -- 8/31/97           15.79         10.66                  --                        --                    -32.49
                                                                                   Total $0.205
                                                                          Cumulative total return as of 8/31/97: -23.59%**

+  Performance results for per share net asset value of Class A Shares prior to June 10, 1996 are for the period when the
   Fund was closed-end.
*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance
Summary --
Class B Shares

                             Net Asset Value                Capital Gains
Period Covered           Beginning        Ending             Distributed             Dividends Paid*             % Change**
6/10/96 -- 12/31/96        $15.53        $15.76                  --                        --                     + 1.48%
1/1/97 -- 8/31/97           15.76         10.57                  --                        --                     -32.93
                                                                         Cumulative total return as of 8/31/97:   -31.94%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class C Shares

                             Net Asset Value                Capital Gains
Period Covered           Beginning        Ending             Distributed             Dividends Paid*             % Change**
6/10/96 -- 12/31/96        $15.53        $15.74                  --                        --                     + 1.35%
1/1/97 -- 8/31/97           15.74         10.55                  --                        --                     -32.97
                                                                           Cumulative total return as of 8/31/97: -32.07%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class D Shares

                             Net Asset Value                Capital Gains
Period Covered           Beginning        Ending             Distributed             Dividends Paid*             % Change**
6/10/96 -- 12/31/96        $15.53        $15.78                  --                      $0.030                    + 1.81%
1/1/97 -- 8/31/97           15.78         10.63                  --                        --                      -32.64
                                                                            Cumulative total return as of 8/31/97: -31.42%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect any sales charge; results would be lower if sales charge was included.




Average Annual
Total Return

                       % Return Without          % Return With
                         Sales Charge            Sales Charge**
Class A Shares*
Year Ended 6/30/97         -0.48%                   -5.70%
Inception (3/4/94)
through 6/30/97            +3.00                    +1.34

*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


                           % Return                % Return
                         Without CDSC              With CDSC**
Class B Shares*
Year Ended 6/30/97         -1.68%                   -5.61%
Inception (6/10/96)
through 6/30/97            -1.71                    -4.51

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                           % Return                % Return
                         Without CDSC             With CDSC**
Class C Shares*
Year Ended 6/30/97         -1.68%                   -2.66%
Inception (6/10/96)
through 6/30/97            -1.77                    -1.77

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                       % Return Without          % Return With
                         Sales Charge            Sales Charge**
Class D Shares*
Year Ended 6/30/97         -0.90%                   -6.10%
Inception (6/10/96)
through 6/30/97            -0.98                    -5.91

*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.




                                                                       Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1997

SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)

                                     Shares Held/                                                                     Percent of
COUNTRY        Industries            Face Amount            Long-Term Investments           Cost          Value       Net Assets
China          Appliances              884,000     Guangdong Kelon Electrical Holdings
                                                   Co., Ltd. (Class H)                    $1,303,299     $1,100,865       1.1%

               Conglomerates            98,000     Beijing Enterprises Holdings Limited      159,657        739,837       0.8
                                       944,000     China Merchants Holdings International
                                                   Co. Ltd.                                  970,837      2,984,643       3.0
                                       922,000     China Resources Enterprise Ltd.         1,142,999      3,866,950       4.0
                                     2,699,400     Guangdong Investments, Ltd. (a)         1,984,326      3,257,116       3.3
                                       586,000     Shanghai Industrial Holdings Ltd.       1,485,543      3,856,756       3.9
                                                                                         -----------     ----------     -----
                                                                                           5,743,362     14,705,302      15.0

               Infrastructure          263,000     New World Infrastructure Ltd.             711,034        736,495       0.8
                                  US$1,611,000     New World Infrastructure Ltd., 5%
                                                   due 7/15/2001                           2,023,074      1,860,705       1.9
                                                                                         -----------     ----------     -----
                                                                                           2,734,108      2,597,200       2.7
               Railroads             2,830,000     Guangshen Railway Company Limited
                                                   (Class H)                               1,250,523      1,177,797       1.2
               Real Estate
               Investment            1,284,400     China Overseas Land & Investment Ltd.     646,537        944,777       1.0
               Utilities --
               Electric              2,063,000     Beijing Datang Power Generation
                                                   Company Limited (Class H)               1,248,566      1,111,501       1.1
                                                                                         -----------     ----------     -----
                                                   Total Long-Term Investments in China   12,926,395     21,637,442      22.1
                                                                                         ===========     ==========     =====

India          Consumer Products       185,800     IFB Industries Ltd.                       220,350        135,527       0.1
               Financial Services       45,181     Housing Development Finance
                                                    Corporation Ltd.                       2,812,530      4,304,196       4.4
               Telecommunications       81,000     Videsh Sanchar Nigam Ltd. (GDR)* *      1,311,500      1,196,775       1.3
                                                                                         -----------     ----------     -----
                                                   Total Long-Term Investments in India    4,344,380      5,636,498       5.8
                                                                                          ==========     ==========     =====

Indochina      Mutual Funds             75,000     Southeast Asia Frontier Fund              397,500        150,000       0.2
                                       141,300     Vietnam Frontier Fund                   1,455,390        989,100       1.0
                                                                                         -----------     ----------     -----
                                                   Total Long-Term Investments in
                                                   Indochina                               1,852,890      1,139,100       1.2
                                                                                          ==========     ==========     =====

Indonesia      Automobiles             544,500     P.T. Astra International                1,725,285      1,196,601       1.2

               Banking               2,428,214     P.T. Bank International Indonesia         973,788        682,547       0.7
                                       351,932     P.T. Bank International Indonesia
                                                   (Warrants)(b)                              45,227         25,181       0.0
                                                                                         -----------     ----------     -----
                                                                                           1,019,015        707,728       0.7
               Building &
               Construction          4,707,000     P.T. Citra Marga Nusaphala              2,150,446      1,242,905       1.3

               Food                  2,166,000     P.T. Davomas Abadi 'Foreign'            1,889,664      1,254,583       1.3
                                        14,000     P.T. Fiskaragung Perkasa                   13,542          7,155       0.0
                                       828,100     P.T. Fiskaragung Perkasa 'Foreign'        980,548        423,220       0.4
                                                                                         -----------     ----------     -----
                                                                                           2,883,754      1,684,958       1.7
                                                                                          ==========     ==========     =====

               Insurance             3,340,800     P.T. Lippo Life Insurance               1,159,053        711,414       0.7
               Retail                2,482,000     P.T. Great River International
                                                   'Foreign'                               1,587,745        845,656       0.9
               Telecommunications       56,600     P.T. Telekomunikasi Indonesia
                                                   (Persero) (ADR)*                        1,178,424      1,110,775       1.2
               Tobacco                 600,500     P.T. Hanjaya Mandala Sampoerna
                                                   'Foreign'                               1,136,474      1,278,748       1.3
                                                   Total Long-Term Investments in
                                                   Indonesia                              12,840,196      8,778,785       9.0
                                                                                          ==========     ==========     =====

Malaysia       Banking                  66,060     Arab-Malaysian Merchant Bank BHD
                                                   (Warrants)(b)                              92,336         40,757       0.0
                                       868,666     Public Bank BHD 'Foreign'               1,427,417        815,817       0.8
                                                                                         -----------     ----------     -----
                                                                                           1,519,753        856,574       0.8
               Building &
               Construction          1,766,000     I.J.M. Corp. BHD                        3,074,469      1,924,895       2.0
               Conglomerates           845,500     Renong BHD                              1,237,005        869,409       0.9
               Consumer Products       340,500     Amway (Malaysia) Holdings BHD           2,073,026        886,992       0.9
               Industrial              482,475     O.Y.L. Industries BHD                   2,684,830      2,215,995       2.3
               Infrastructure          444,344     United Engineers (Malaysia) Ltd.        3,056,177      1,812,406       1.9
               Insurance               576,000     MNI Holdings BHD                        3,132,208      1,549,820       1.6
               Leisure               1,598,000     Berjaya Sports TOTO BHD                 2,889,735      4,381,834       4.5
               Publishing              807,000     Star Publications (Malaysia) BHD        2,992,748      1,701,131       1.7
                                                                                         -----------     ----------     -----
                                                   Total Long-Term Investments in
                                                   Malaysia                               22,659,951     16,199,056      16.6
                                                                                          ==========     ==========     =====

Philippines    Banking           US $3,250,000     MBI Finance Ltd., 7.894% due
                                                   12/18/2001 (c)                          2,345,119      1,885,000       1.9
                                        97,300     Metropolitan Bank & Trust Company       1,871,844      1,082,907       1.1
                                                                                         -----------     ----------     -----
                                                                                           4,216,963      2,967,907       3.0

               Conglomerates           219,900     Benpres Holdings Corp. (GDR)**          2,159,018      1,012,683       1.0
               Engineering &         8,137,200     DMCI Holdings Inc.                      2,639,593      1,230,042       1.3
               Construction
               International
               Trade                 7,348,274    International Container Terminal
                                                  Services, Inc.                           3,128,793      1,586,836       1.6
               Real Estate       US $1,315,000    AC International Finance, 1.74% due
                                                  12/08/2000 (c)                           1,240,821      1,005,975       1.0
                                     1,478,125    Ayala Land, Inc. 'B'                     1,256,677        736,607       0.8
                                                                                         -----------     ----------     -----
                                                                                           2,497,498      1,742,582       1.8

               Retail                7,486,346     SM Prime Holdings, Inc.                 1,229,712      1,566,910       1.6
                                     7,370,000     Uniwide Holdings, Inc.                  1,365,817        624,369       0.7
                                                                                         -----------     ----------     -----
                                                                                           2,595,529      2,191,279       2.3
               Utilities --
               Electric                174,956     Manila Electric Co. (MERALCO) 'B'         983,374        598,687       0.6
                                                                                         -----------     ----------     -----
                                                   Total Long-Term Investments in the
                                                   Philippines                            18,220,768     11,330,016      11.6
                                                                                          ==========     ==========     =====

Singapore      Airlines                234,000     Singapore Airlines Ltd. 'Foreign'       2,304,198      1,702,944       1.7

               Banking                 150,000     Development Bank of Singapore Ltd.      1,539,158      1,587,827       1.6
                                       429,400     United Overseas Bank Ltd.               3,440,067      3,323,837       3.4
                                                                                         -----------     ----------     -----
                                                                                           4,979,225      4,911,664       5.0
               Electronics             415,000     Elec & Eltek International Company
                                                   Ltd.                                    2,050,708      2,988,000       3.1
               Industrial              635,000     Clipsal Industries Ltd.                 1,767,649      2,095,500       2.1
               Publishing &
               Broadcasting            150,800     Singapore Press Holdings Ltd.           2,269,422      1,905,577       2.0

               Real Estate             221,000     City Developments Ltd.                  1,733,580      1,396,328       1.4
                                       555,000     DBS Land Ltd.                           1,570,489      1,424,677       1.5
                                                                                         -----------     ----------     -----
                                                                                           3,304,069      2,821,005       2.9
                                                                                         -----------     ----------     -----
                                                   Total Long-Term Investments in
                                                   Singapore                              16,675,271     16,424,690      16.8
                                                                                          ==========     ==========     =====

Thailand       Banking           US $1,086,000     Bangkok Bank Public Company Ltd.,
                                                   3.25% due 3/03/2004                     1,296,082        510,420       0.5
               Oil-Related             187,200     PTT Exploration and Production
                                                   Public Co. 'Foreign'                    1,508,700      1,992,421       2.0
                                                                                         -----------     ----------     -----
                                                   Total Long-Term Investments in
                                                   Thailand                                2,804,782      2,502,841       2.5
                                                                                          ==========     ==========     =====
                                                   Total Long-Term Investments            92,324,633     83,648,428      85.6
                                                                                          ==========     ==========     =====


                                       Face
                                      Amount                 Short-Term Securities
United States  Commercial Paper*** US $528,000     General Motors Acceptance Corp.,
                                                   5.69% due 9/02/1997                       527,750        527,750       0.5
               US Government Agency  4,543,000     Federal Home Loan Mortgage Corp.,
               Obligations***                      5.42% due 9/11/1997                     4,534,792      4,534,792       4.7
                                                   Total Investments in Short-Term
                                                   Securities                              5,062,542      5,062,542       5.2
               Total Investments                                                         $97,387,175     88,710,970      90.8
                                                                                         ===========
               Other Assets Less Liabilities                                                              8,994,726       9.2
                                                                                                        -----------     -----
               Net Assets                                                                               $97,705,696     100.0%
                                                                                                        ===========    ======
               Net Asset Value:     Class A -- Based on net assets of $94,546,847 and
                                    8,868,689 shares outstanding                                             $10.66
                                                                                                             ======
                                    Class B -- Based on net assets of $1,924,642 and
                                    182,156 shares outstanding                                               $10.57
                                                                                                             ======
                                    Class C -- Based on net assets of $665,648 and
                                    63,091 shares outstanding                                                $10.55
                                                                                                             ======
                                    Class D -- Based on net assets of $568,559 and
                                    53,462 shares outstanding                                                $10.63
                                                                                                             ======

           (a) Security is regarded as an investment in China. A company is considered to be in an emerging market Asia-Pacific country when at least 50% of the company's non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents assets or activites located in such countries.
           (b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
           (c) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.




            *  American Depositary Receipts (ADR).
           **  Global Depositary Receipts (GDR).
          *** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.




              Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1997

EQUITY PORTFOLIO CHANGES

For the Quarter Ended August 31, 1997

Additions

  Beijing Datang Power Generation
  Company Limited (Class H)
* China Everbright -- IHD Pacific Ltd.
* China Southern Airlines Company
  Limited (ADR)
  Guangdong Kelon Electrical
  Holdings Co., Ltd. (Class H)
  Guangshen Railway Company
  Limited (Class H)
  Metropolitan Bank & Trust Company
  P.T. Fiskaragung Perkasa
  P.T. Fiskaragung Perkasa 'Foreign'
* Quangdong Brewery Holdings Ltd.
* Quangdong Investment Ltd.


Deletions

  Arab-Malaysian Merchant Bank BHD
  Arab-Malaysian Merchant Bank BHD
  (Convertible Preferred)
  Bangkok Bank Public Company
  Ltd. 'Foreign'
* China Everbright -- IHD Pacific Ltd.
* China Southern Airlines Company
  Limited (ADR)
  Edaran Otomobil Nasional BHD
  Equitable Banking Corp.
  Fraser & Neave Ltd.
  IOI Properties BHD
  Malaysian Plantations BHD
  Malaysian Resources Corp. BHD
* Quangdong Brewery Holdings Ltd.
* Quangdong Investment Ltd.
  Ruam Pattana Fund II 'Foreign'
  San Miguel Corp. 'B'
  Telekom Malaysia BHD
  Tenaga Nasional BHD

* Added and deleted in the same quarter.



PORTFOLIO INFORMATION

As of August 31, 1997

                                                    Percent of
Ten Largest Equity Holdings                         Net Assets

Berjaya Sports TOTO BHD                                4.5%
Housing Development Finance Corporation Ltd.           4.4
China Resources Enterprise Ltd.                        4.0
Shanghai Industrial Holdings Ltd.                      3.9
United Overseas Bank Ltd.                              3.4
Guangdong Investments, Ltd.                            3.3
Elec & Eltek International Company Ltd.                3.1
China Merchants Holdings International Co. Ltd.        3.0
O.Y.L. Industries BHD                                  2.3
Clipsal Industries Ltd.                                2.1



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President and
Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Wall Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863